SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 March 26, 2002


                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                                 399 Park Avenue
                               New York, NY 10022
                        (Address of principal (Zip Code)
                               executive offices)

                  Registrant's telephone number, including area
                                     code:

                                 (212) 526-7000


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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as exhibits thereto and are filed as part of this Report.

1.01 Underwriting Agreement between the Registrant and Lehman Brothers Inc., as underwriter, relating to the Registrant's Floating Rate Convertible Notes due April 1, 2022 (filed herewith)


4.01 Form of Global Security representing $575,000,000 aggregate principal amount of the Registrant's Floating Rate Convertible Notes due April 1, 2022 (filed herewith)

4.02 Calculation Agency Agreement between the Registrant and Citibank N.A., as calculation agent, relating to the Registrant's Floating Rate Convertible Notes due April 1, 2022 (filed herewith)


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                                                                               3
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LEHMAN BROTHERS HOLDINGS INC.
                                                 (Registrant)




Date:    March 26,  2002                By:  /s/ Oliver Budde
                                             ------------------------------
                                                  Oliver Budde
                                                  Vice President


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                                  EXHIBIT INDEX



Exhibit No.       Exhibit


1.01 Underwriting Agreement between the Registrant and Lehman Brothers Inc., as underwriter, relating to the Registrant's Floating Rate Convertible Notes due April 1, 2022 (filed herewith)

4.01 Form of Global Security representing $575,000,000 aggregate principal amount of the Registrant's Floating Rate Convertible Notes due April 1, 2022

4.02 Calculation Agency Agreement between the Registrant and Citibank N.A., as calculation agent, relating to the Registrant's Floating Rate Convertible Notes due April 1, 2022